EXHIBIT 99.1

Kate Spade New York Announces Joint Venture with E.Land Group in Mainland China

Joint Venture Significantly Increases Liz Claiborne Inc.’s Presence in Mainland China

NEW YORK, May 18, 2011: kate spade new york, a subsidiary of Liz Claiborne Inc. (NYSE:LIZ), announced today it has signed an agreement to form a new joint venture in mainland China with the E.Land Group to solidify the brand’s significant presence and future growth potential in the Chinese market. Additionally, kate spade new york has signed an agreement to reacquire from Globalluxe Limited its existing kate spade new york business in mainland China during 2011 and its businesses in Southeast Asia in 2014, further establishing the company’s strategy for the region.

The joint venture, which will operate under the trade name kate spade china, is for an initial 10 year period and will commence on or around June 1, 2011.  This new venture will build on kate spade new york’s existing footprint of two freestanding stores and three shop-in-shops, with plans to grow to nearly 300 points of distribution by 2020.

William L. McComb, CEO of Liz Claiborne Inc., said “International markets, and mainland China in particular, are key areas of focus for all of our direct brands and potentially huge drivers of growth going forward. We have chosen the E.Land Group as a partner because of their significant and far-reaching infrastructure of branch offices throughout mainland China—and for their savvy treatment and management of brands. They are outstanding merchants and operators.”

Craig Leavitt, CEO of kate spade new york said “We believe our proven success in the Asian region has created a strong foundation for tremendous growth in mainland China. This joint venture with E.Land is an integral step in a strategy to create a meaningful presence for kate spade new york in this critical market. kate spade china, together with the planned reacquisition of our mainland China and Southeast Asia businesses, as well as our joint venture in Japan, will solidify our long term commitment to brand ownership in Asia.”

Jae hung Ahn of E.Land commented, “We are very excited to be partnering with kate spade new york on kate spade china.  We believe that the synergy between kate spade new york’s brand aesthetic and E.Land’s expertise in China will be very successful in penetrating the luxury market in this region.”

Until 2014, Globalluxe will continue driving kate spade new york’s business in Southeast Asia, including the territories of Hong Kong, Taiwan, Macau and Singapore, where business remains very strong. kate spade new york first entered greater China and Southeast Asia in 2001 through a distribution agreement with Globalluxe Limited.

David Ting, CEO of Globalluxe, said “We are very proud of the kate spade business we have helped to develop in China and Southeast Asia.  We look forward to continuing to work closely with kate spade new york to ensure a smooth transition for the mainland China market and to further strengthen the performance of the kate spade brand in greater China and Southeast Asia.”

Over the past 16 years, kate spade new york has developed a very significant presence in Asia, now operating 70 full price locations and 8 outlets.  The joint venture deal for mainland China and the reacquisition of the mainland China and Southeast Asia businesses, are critical next steps in realizing the brand’s aggressive international growth plans.  This is kate spade new york’s second joint venture in Asia— the first was in Japan and commenced operations in December 2009.

About kate spade new york

In 1993, Kate Spade designed the utilitarian bag she’d been craving for years but couldn’t find anywhere and so began a revolution in the accessories market. Simple silhouettes with clever details and crisp palettes soon established a visual shorthand for the brand that’s recognizable the world over. In 2007, Kate Spade turned the reins over to design powerhouse Liz Claiborne Inc. and Deborah Lloyd, formerly of Banana Republic and Burberry, took the helm as creative director and co-president with an aim to broadening the line while honoring Kate’s rich history.  Today you’ll find the brand on the arms of women everywhere — with 36 retail shops, a thriving e-commerce business, 89 locations in Asia, a new flagship in Brazil and distribution in more than 400 doors worldwide.

About E.Land

Established in 1980, E.Land reported $6.2 billion worth in sales in 2010 and has established itself as a leader in the Korean fashion industry. Currently the E.Land portfolio includes 61 fashion brands and 500 designers, spanning 40 points of sale. In China, E.Land has seen great success, and has been lauded as the most successful Korean fashion company in the region.  In its Chinese business, E.Land counts 23 premium fashion brands and 4,000 points of sale, generating over 50% percent increases in sales year over year, and reported $1 billion in sales in 2010. To add, in 2010 E.Land paid approximately $170 million in taxes to the Chinese government.  As a result, amongst the brands operating out of Shanghai, E.Land has been ranked as the second most tax abiding global company (#1 being the Coca Cola Company) and therefore has established itself as a respectable and transparent company in China.

About Liz Claiborne Inc.

Liz Claiborne Inc. (the “Company”) designs and markets a global portfolio of retail-based premium brands including Juicy Couture, kate spade, Lucky Brand and Mexx. The Company also has a refined group of department store-based brands with strong consumer franchises including the Monet family of brands, Kensie, Kensiegirl, Mac & Jac, and the licensed DKNY® Jeans and DKNY® Active brands. The Liz Claiborne and Claiborne brands are available at JCPenney, the Liz Claiborne New York brand designed by Isaac Mizrahi is available at QVC, and the Dana Buchman and Axcess brands are sold at Kohl’s. Visit www.lizclaiborneinc.com for more information.

Forward-Looking Statements

Statements contained herein that relate to the future performance, financial condition, liquidity or business of Liz Claiborne Inc. or any of its subsidiaries, including, without limitation, Kate Spade LLC, or any future event or action are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as “intend,” “anticipate,” “plan,” “estimate,” “target,” “forecast,” “project,” “expect,” “believe,” “we are optimistic that we can,” “current visibility indicates that we forecast” or “currently envisions” and similar phrases. Such statements are based on current expectations only, are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions. The Company may change its intentions, belief or expectations at any time and without notice, based upon any change in the Company’s assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some risks and uncertainties involve factors beyond the Company’s control. Among the risks and uncertainties are the following: our ability to continue to have the necessary liquidity, through cash flows from operations, and availability under our amended and restated revolving credit facility may be adversely impacted by a number of factors, including the level of our operating cash flows, our ability to maintain established levels of availability under, and to comply with the financial and other covenants included in, our amended and restated revolving credit facility and the borrowing base requirement in our amended and restated revolving credit facility that limits the amount of borrowings we may make based on a formula of, among other things, eligible accounts receivable and inventory; the minimum availability covenant in our amended and restated revolving credit facility that requires us to maintain availability in excess of an agreed upon level and whether holders of our Convertible Notes issued in June 2009 will, if and when such notes are convertible, elect to convert a substantial portion of such notes, the par value of which we must currently settle in cash; general economic conditions in the United States, Europe and other parts of the world; levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; changes in the cost of raw materials, labor, advertising and transportation, including the impact such changes may have on the pricing of our product and the resulting impact on consumer acceptance of our products at higher price points; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; our ability to effect a turnaround of our Mexx Europe business; our ability to improve the product offering of our Juicy Couture business; our ability to successfully re-launch our Lucky Brand product offering; our ability to successfully implement our long-term strategic plans; risks associated with the licensing arrangements with J.C. Penney Corporation, Inc. and J.C. Penney Company, Inc. and with QVC, Inc., including, without limitation, our ability to efficiently change our operational model and infrastructure as a result of such licensing arrangements, our ability to continue a good working relationship with these licensees and possible changes or disputes in our other brand relationships or relationships with other retailers and existing licensees as a result; our ability to anticipate and respond to constantly changing consumer demands and tastes and fashion trends across multiple brands, product lines, shopping channels and geographies; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees, both union and non-union; possible exposure to multiemployer union pension plan liability as a result of current market conditions and possible withdrawal liabilities; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; our ability to successfully develop or acquire new product lines or enter new markets or product categories, and risks related to such new lines, markets or categories; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with our agreement with Li & Fung Limited, which results in a single foreign buying/sourcing agent for a significant portion of our products; a variety of legal, regulatory, political and economic factors that can impact our operations and results and the shopping and spending patterns of consumers, including risks related to the importation and exportation of product, tariffs and other trade barriers, to which our international operations are subject; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products but political activity seeking to re-impose quota has been initiated or threatened; our exposure to domestic and foreign currency fluctuations; risks associated with material disruptions in our information technology systems; risks associated with privacy breaches; risks associated with our plans to substantially grow our business in Asia through Kate Spade LLC’s joint venture with E.Land and Kate Spade’s reacquisition of certain distribution rights in the People’s Republic of China and certain Southeast Asian territories; limitations on our ability to utilize all or a portion of our US deferred tax assets if we experience an “ownership change”; the outcome of current and future litigations and other proceedings in which we are involved; and such other factors as are set forth in the Company’s 2010 Annual Report on Form 10-K, filed on February 17, 2011 with the Securities and Exchange Commission, and the Company’s Quarterly Report on Form 10-Q for the quarter ending April 2, 2011, filed on April 28, 2011 with the Securities and Exchange Commission, including in the section in each report entitled “Item 1A-Risk Factors”. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.